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                                                                        ANDERSEN



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-30829 and 33-86352-NY.


                                                         /s/ Arthur Andersen LLP


Melville, New York
December 17, 2001